UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2006

AMERICAN EXPRESS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-7657	13-4922250
(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center
New York, New York	10285
(Address of Principal Executive Offices)	(Zip Code)

(212) 640-2000

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Beginning with the first quarter of 2006, American Express Company (the “Company”) intends to revise the presentation used in connection with the reporting of certain financial information, including certain revenue and expense reclassifications as follows:

•                  Certain fee payments to Corporate Card clients and Global Network Services joint venture partners as reductions to discount revenue, previously classified as increases to other expenses;

•                  Amounts paid to cardmembers under ‘cash-back’ card programs as reductions to discount revenue, previously classified as reductions to other commissions and fees revenue;

•                  Certain payments received from the Company’s Global Network Services independent operators and joint venture partners principally as increases to discount revenue, previously classified as increases to other commissions and fees revenue; and

•                  Amounts earned related to the sale and purchase of foreign currencies for customers as part of the Company’s foreign exchange business, as increases to other revenues, previously classified as decreases to other expenses.

The Company intends to include the aforementioned reclassifications in its future financial reporting, reflecting the continuous review of our evolving businesses. These reclassifications have no impact on the Company’s consolidated pretax income, income taxes, net income, total assets or total liabilities. In addition, these reclassifications have no significant effect on the Company’s previously reported growth rates in consolidated revenues and expenses.

The Company is also revising certain expense allocation methodologies, which are only related to segment results and have no impact on the consolidated results. These relate to standardizing certain practices for technology and corporate expense allocations across the Company’s segments. The Company has refined its technology expense allocation methodologies to be based on internal measurements of technology usage by segment. Such technology expense allocations were previously based on a combination of usage and historical trends. Corporate expense allocations have also been revised to better align charges to the segments based on their use of corporate services. Such corporate expense allocations were previously based on certain financial measures, including pretax income by segment.

The financial and statistical information reflecting the reclassifications and changes described above for the years ended December 31, 2005 and 2004 and the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004, is furnished herein in Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1

• American Express Company Consolidated Statements of Income for the years ended December 31, 2005 and 2004 and the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004.
• American Express Company Financial Summary for the years ended December 31, 2005 and 2004 and quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004.
• American Express Company Selected Statistical Information for the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004 and the years ended December 31, 2005 and 2004.
• U.S. Card Services Selected Financial Information for the years ended December 31, 2005 and 2004 and quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004.
• U.S. Card Services Selected Statistical Information for the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004 and the years ended December 31, 2005 and 2004.

• International Card & Global Commercial Services Statements of Income for the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004 and the years ended December 31, 2005 and 2004.

• International Card & Global Commercial Services Selected Statistical Information for the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004 and the years ended December 31, 2005 and 2004.

• Global Network & Merchant Services Statements of Income for the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004 and the years ended December 31, 2005 and 2004.

• Global Network & Merchant Services Selected Statistical Information for the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004 and the years ended December 31, 2005 and 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Stephen P. Norman
Name: Stephen P. Norman
Title: Secretary

DATE: April 5, 2006

EXHIBIT INDEX

Item No.	Description

99.1
• American Express Company Consolidated Statements of Income for the years ended December 31, 2005 and 2004 and the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004.
• American Express Company Financial Summary for the years ended December 31, 2005 and 2004 and quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004.
• American Express Company Selected Statistical Information for the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004 and the years ended December 31, 2005 and 2004.
• U.S. Card Services Selected Financial Information for the years ended December 31, 2005 and 2004 and quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004.
• U.S. Card Services Selected Statistical Information for the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004 and the years ended December 31, 2005 and 2004.

• International Card & Global Commercial Services Statements of Income for the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004 and the years ended December 31, 2005 and 2004.

• International Card & Global Commercial Services Selected Statistical Information for the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004 and the years ended December 31, 2005 and 2004.

• Global Network & Merchant Services Statements of Income for the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004 and the years ended December 31, 2005 and 2004.

• Global Network & Merchant Services Selected Statistical Information for the quarters ended March 31, June 30, September 30, and December 31, 2005 and 2004 and the years ended December 31, 2005 and 2004.